                                                                   EXHIBIT 10.10

                          SIGNAL PHARMACEUTICALS, INC.

                        AMENDMENT TO AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


        THIS AMENDMENT TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Amendment") is entered into as of November 25, 1997, by and among SIGNAL PHARMACEUTICALS, INC., a California corporation (the "Company"), and the undersigned parties (the "Investors") to that certain Amended and Restated Investors' Rights Agreement dated as of September 9, 1997 (the "Agreement") in connection with that certain Series F Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") providing for the issuance and sale of 2,722,513 shares of Series F Preferred Stock to Ares-Serono S.A. (the "Financing"). Capitalized terms contained herein shall have the meanings set forth in the Agreement.

        WHEREAS, the Company and the Investors desire to amend the Agreement as set forth below; and

        WHEREAS, the execution of this Amendment by the parties is a condition to the Financing as set forth in Section 5.7 of the Stock Purchase Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

        1. The definition of "Investor Registrable Securities" set forth in
Section 1.1(d) of the Agreement is hereby amended to read in its entirety as follows:

               The term "Investor Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of any Series A Preferred Stock, (2) the Common Stock issuable or issued upon conversion of any Series B Preferred Stock, (3) the Common Stock issuable or issued upon conversion of any Series C Preferred Stock, (4) the Common Stock issuable or issued upon conversion of any Series E Preferred Stock, (5) the Common Stock issuable or issued upon conversion of any Series F Preferred Stock, and (6) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock issuable or issued upon conversion



                                       1.

        thereof, excluding in all cases, however, any Investor Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

        2. The first paragraph of Section 2.3 of the Agreement is hereby amended to read in its entirety as follows:

               2.3 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this paragraph 2.3, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, a Major Investor shall mean any Investor who holds not less than 100,000 shares of Series A, Series B, Series C, Series E or Series F Preferred Stock in the aggregate. For purposes of this Section 2.3, Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

        3. Section 2.3(b) of the Agreement is hereby amended to read in its entirety as follows:

               (b) By written notification received by the Company, within 20 calendar days after giving of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Series A, Series B, Series C, Series E and Series F Preferred Stock then held, by such Major Investor bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) (the "Pro Rata Share"). The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Series A, Series B, Series C, Series E and Series F Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Series A, Series B, Series C, Series E and Series F Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.



                                       2.
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        4. Section 3.1 of the Agreement is hereby amended to read in its entirety as follows:

               3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        5. This Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the holders of at least a majority of the outstanding shares of Registrable Securities as provided for under Section 3.7 of the Agreement. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

        6. This Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California by residents of California.

        7. This Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.



                   [The remainder of this page is intentionally left blank]




                                       3.
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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        SIGNAL PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                            Alan J. Lewis, President
                                            and Chief Executive Officer


                                        INVESTORS:

                                        ARES-SERONO S.A.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        BIOCENTIVE


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        FINSBURY WORLDWIDE PHARMACEUTICAL
                                        TRUST, PLC


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------

                                        LOMBARD ODIER IMMUNOLOGY FUND


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        NEUROSCIENCE PARTNERS LIMITED
                                        PARTNERSHIP


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        NEW YORK LIFE INSURANCE COMPANY


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        PHARMA/WHEALTH


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        THE HEALTH CARE AND BIOTECHNOLOGY
                                        VENTURE FUND


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------

                                        BAYVIEW INVESTORS LTD.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        VENROCK ASSOCIATES


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        VENROCK ASSOCIATES II, L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        KLEINER PERKINS CAUFIELD & BYERS VI


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        ACCEL INVESTORS `93 L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        ACCEL IV L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------


Signature Page to Amendment to Amended and Restated Investors' Rights Agreement

                                        ACCEL JAPAN L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        ACCEL KEIRETSU L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        ELLMORE C. PATTERSON PARTNERS


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        PROSPER PARTNERS


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        INTERWEST INVESTORS V


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        INTERWEST PARTNERS V


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------


Signature Page to Amendment to Amended and Restated Investors' Rights Agreement

                                        OXFORD BIOSCIENCE PARTNERS (ADJUNCT)
                                        L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        OXFORD BIOSCIENCE PARTNERS (BERMUDA)
                                        L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        OXFORD BIOSCIENCE PARTNERS L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        SECOND VENTURES II, L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        U.S. VENTURES PARTNERS IV, L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        USVP ENTREPRENEUR PARTNERS II, L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------


Signature Page to Amendment to Amended and Restated Investors' Rights Agreement

                                        HARRY F. HIXSON, JR. SEPARATE PROPERTY
                                        TRUST, DATED DECEMBER 15, 1995


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        VERTICAL FUND ASSOCIATES, L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        LEHMAN BROTHERS


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        HAMBRECHT & QUIST


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        ROBERTSON, STEPHENS & COMPANY


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------


Signature Page to Amendment to Amended and Restated Investors' Rights Agreement

                                        HARRY F. HIXSON FAMILY TRUST,
                                        DATED 8/25/86


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        GEORGIANA B. HIXSON


                                        ----------------------------------------



                                            TANABE SEIYAKU CO., LTD.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------



                                        VERTICAL MEDICAL PARTNERS L.P.


                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------


Signature Page to Amendment to Amended and Restated Investors' Rights Agreement